UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2024
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOARW	OTC Pink
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The special meeting of stockholders (the “Special Meeting”) of Volato Group, Inc. (the "Company") was held in a virtual-only format on October 3, 2024 at 8:00 a.m., Eastern Time, via live webcast. Proxies were solicited pursuant to the Company’s proxy statement filed on September 4, 2024 with the United States Securities and Exchange Commission ("SEC") under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of September 3, 2024, the record date for the Special Meeting, the number of shares of common stock outstanding and entitled to vote at the Special Meeting was 29,534,339. The number of shares of common stock present or represented by valid proxy at the Special Meeting was 16,924,128, representing approximately 57.3% of the total number of shares of common stock entitled to vote at the Special Meeting. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Special Meeting.

At the Special Meeting, the Company’s stockholders were asked approve Amendments to the Second Amended and Restated Certificate of Incorporation to: (i) Effect a Reverse Stock Split, (ii) Increase the Number of Authorized Shares of Class A Common Stock, (iii) Allow Stockholders to Act by Written Consent, (iv) Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%) and (v) Approve an Adjournment of the Special Meeting.

The voting results reported below are final.

The following is a summary of the matters voted on at the Special Meeting.

Proposal 1 - Effect a Reverse Stock Split
The approval to Effect a Reverse Stock split was ratified. The results of the election were as follow:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
17,581,247	800,909	132,639	—

Proposal 2 - Increase the Number of Authorized Shares of Class A Common Stock
The approval to Increase the Number of Authorized Shares of Class A Commons Stock was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
14,977,421	3,405,063	132,311	—

Proposal 3 -Allow Stockholders to Act by Written Consent
The approval to Allow Stockholders to Act by Written Consent was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
12,701,531	834,084	614,293	4,961,132

Proposal 4 -Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%)
The approval to Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%) was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
11,479,657	2,055,846	18,160	4,961,132

Proposal 5 - Approve Adjournment of the Special Meeting
The approval for the Adjournment of the Special Meeting was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
13,529,153	4,196,486	789,156	—

No other matters were submitted to or voted on by the Company's stockholders at the Special Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 8, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer